Exhibit 99.2

Infiltrator Water Technologies Ultimate Holdings, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets as of July 5, 2019 and December 28, 2018, and Condensed Consolidated Statements of Operations and Comprehensive Income, Stockholders’ Equity, and Cash Flows for the six-months ended July 5, 2019 and June 29, 2018

INFILTRATOR WATER TECHNOLOGIES ULTIMATE HOLDINGS, INC. AND SUBSIDIARIES

TABLE OF CONTENTS

Page(s)
CONSOLIDATED FINANCIAL STATEMENTS:
Balance Sheets	2
Statements of Operations and Comprehensive Income	3
Statements of Stockholders’ Equity	4
Statements of Cash Flows	5
Notes to Consolidated Financial Statements	6-10

INFILTRATOR WATER TECHNOLOGIES ULTIMATE HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) AS OF JULY 5, 2019 AND DECEMBER 28, 2018

ASSETS	2019	2018
CURRENT ASSETS:
Cash and cash equivalents Accounts receivable—net of allowance for doubtful accounts	$ 48,489,491	$ 101,345,595
of $355,000 in 2019 and $576,000 in 2018, respectively	28,279,965	16,343,716
Income tax receivable	534,721	225,959
Inventories	37,618,851	35,017,942
Other current assets	2,240,768	1,579,529
Total current assets	117,163,796	154,512,741
PROPERTY, PLANT, AND EQUIPMENT—Net	82,423,765	67,887,564
GOODWILL	205,858,706	172,912,114
OTHER INTANGIBLE ASSETS—Net	248,310,619	247,370,351
OTHER ASSETS	9,532,966	8,368,594
TOTAL ASSETS	$ 663,289,852	$ 651,051,364
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$2,450,000	$2,450,000
Accounts payable	12,555,770	11,318,861
Payable to David Presby Trust	2,712,702	—
Income tax payable	2,749,841	4,255,373
Accrued expenses	6,710,864	12,091,154
Total current liabilities	27,179,177	30,115,388
LONG-TERM DEBT—Less current portion	326,390,277	326,667,913
OTHER LIABILITIES	182,330	182,330
DEFERRED INCOME TAXES	65,207,357	66,914,154
Total liabilities	418,959,141	423,879,785

STOCKHOLDERS’ EQUITY:

Common stock, $.01 per share par value, 30,000,101 shares authorized;

18,612,563 shares issued and outstanding at July 5, 2019
and 18,612,563 at December 28, 2018,	186,126	186,126
Additional paid-in capital	189,289,180	188,842,375
Accumulated earnings	54,855,405	38,143,078
Total stockholders’ equity	244,330,711	227,171,579
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$ 663,289,852	$ 651,051,364
See accompanying notes to consolidated financial statements.

INFILTRATOR WATER TECHNOLOGIES ULTIMATE HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

FOR SIX MONTHS ENDED JULY 5, 2019 AND JUNE 29, 2018

	June 2019	June 2018
NET SALES	$160,913,413	$135,902,729
COST OF GOODS SOLD	95,354,603	86,475,105
GROSS PROFIT	65,558,810	49,427,624
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	15,735,814	13,196,487
TRANSACTION RELATED EXPENSES	1,165,298	252,153
AMORTIZATION EXPENSE RELATED TO INTANGIBLE
ASSETS	15,559,731	15,589,992
RESEARCH AND DEVELOPMENT	1,094,736	968,173
LOSS ON SALE OF PROPERTY, PLANT AND EQUIPMENT	—	22,505
OPERATING INCOME	32,003,231	19,398,314
OTHER INCOME (EXPENSE):
Interest expense—net	(11,073,547)	(9,647,971)
Other expense—net	(199,819)	(159,800)
INCOME FROM OPERATIONS
BEFORE INCOME TAXES	20,729,865	9,590,543
INCOME TAX EXPENSE	4,017,538	2,670,142
NET INCOME / COMPREHENSIVE INCOME	$16,712,327	$6,920,401

See accompanying notes to consolidated financial statements.

INFILTRATOR WATER TECHNOLOGIES ULTIMATE HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 29, 2018 AND JULY 5, 2019

	Common Stock	Additional Paid-In Capital	Accumulated Earnings	Total Stockholders’ Equity
BALANCE—December 29, 2017	$186,036	$ 187,656,442	$28,333,020	$ 216,175,498
Stock issuance	90	249,910	-	250,000
Stock option compensation expense	-	349,998	-	349,998
Net income			6,920,401	6,920,401
BALANCE—June 29, 2018	$186,126	$ 188,256,350	$35,253,421	$ 223,695,897
BALANCE—December 28, 2018	$186,126	$ 188,842,375	$38,143,078	$ 227,171,579
Stock option compensation expense	-	446,805	-	446,805
Net income			16,712,327	16,712,327
BALANCE—July 5, 2019	$186,126	$ 189,289,180	$54,855,405	$ 244,330,711

See accompanying notes to consolidated financial statements.

INFILTRATOR WATER TECHNOLOGIES ULTIMATE HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR SIX MONTHS ENDED JULY 5, 2019 AND JUNE 29, 2018

June 2019June 2018

	June 2019	June 2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income from continuing operations	$16,712,327	$6,920,401
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation and amortization	21,946,816	23,361,027
Stock option compensation expense	446,805	349,998
Contingent consideration	—	38,556
Deferred income taxes	(1,706,797)	(2,479,194)
Loss on sale of property and equipment	—	22,505
Amortization/write-off of financing costs	947,363	947,363
Change in operating assets—(increase) decrease:
Accounts receivable	(10,657,104)	(12,075,565)
Income tax receivable	(308,762)	83,675
Inventories	(1,360,782)	1,115,293
Other current assets	(626,862)	(1,067,203)
Other assets	(1,164,373)	(301,545)
Change in operating liabilities—increase (decrease):
Accounts payable	1,236,909	1,721,304
Income tax payable	(1,505,532)	1,303,551
Accrued expenses	(9,479,619)	592,130
Net cash provided by operating activities	14,480,389	20,532,296
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(11,963,285)	(5,947,629)
Acquisition of Presby Environmental, net of cash acquired	(54,148,208)	—
Acquisition of Delta Treatment Systems	—	(1,000,000)
Proceeds from the sale of property and equipment	—	60,300
Net cash used for investing activities	(66,111,493)	(6,887,329)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowing on revolving line of credit	—	—
Payment of contingent consideration for acquisition	—	(550,000)
Proceeds from stock issuance	—	250,000
Repayments of long-term debt	(1,225,000)	(2,534,032)
Net cash used for financing activities	(1,225,000)	(2,834,032)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(52,856,104)	10,810,935
CASH AND CASH EQUIVALENTS—Beginning of period	101,345,595	57,826,527
CASH AND CASH EQUIVALENTS—End of period	$48,489,491	$68,637,462
CASH PAID DURING THE PERIOD FOR:
Interest	$10,126,184	$8,700,608
Income tax payment—net	$3,283,255	$3,825,830

See accompanying notes to consolidated financial statements.

INFILTRATOR WATER TECHNOLOGIES ULTIMATE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

AS OF JULY 5, 2019 AND DECEMBER 28, 2018 AND FOR THE SIX MONTHS ENDED JULY 5, 2019 AND JUNE 29, 2018

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)Lines of Business and Principles of Consolidation—Infiltrator Water Technologies Ultimate Holdings, Inc. and Subsidiaries including Infiltrator Water Technologies, LLC (the Company) designs, manufactures and sells engineered plastic chambers, synthetic assemblies, tanks, and accessories for the onsite wastewater and storm water industries. The Company is a pioneer in plastic technologies for underground wastewater management having invented the first plastic leach field chamber. The Company maintains a corporate office in Connecticut and operates manufacturing facilities in Kentucky, North Carolina, Texas, Illinois, Alabama, New Hampshire, Louisiana and Oregon. Sales are primarily through distributors throughout North America, and to a lesser extent Latin America, Europe, and South Africa.

(b)Basis of Presentation—The consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and include the financial statements of the Company and its wholly owned subsidiaries for the respective periods. All intercompany balances and transactions have been eliminated in consolidation.

The interim consolidated financial statements should be read in conjunction with the annual audited financial statements and notes for December 28, 2018.The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information, and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, adjustments, all of which are of a normal recurring nature, considered necessary for a fair presentation have been included.

(c)New Accounting Standards—In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which stipulates that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. To achieve this core principle, an entity should apply the following steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract(s); (3) determine the transaction price(s); (4) allocate the transaction price(s) to the performance obligations in the contract(s); and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The guidance also requires advanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The ASU is effective for nonpublic entities for annual periods beginning after December 15, 2018. The amendments may be applied retrospectively to each period presented or with the cumulative effect recognized as of the date of initial application. The Company is currently evaluating the impact of this ASU on its Consolidated Financial Statements.

In February of 2016, the FASB issued ASU 2016-02, Leases, which changes a lessee’s accounting for operating leases. The ASU requires companies to recognize in their balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. When measuring assets and liabilities arising from a lease, companies would include payments to be made in optional periods only if they are reasonably certain to exercise an option to extend the lease (or not to exercise an option to terminate a lease). For leases with a term of twelve months or less, companies are permitted to make an accounting policy election not to recognize lease assets and liabilities. If this election is made, a company would recognize lease expense on a straight-line basis over the lease term. The ASU is effective for annual periods beginning after December 15, 2019. The Company is currently evaluating the impact of this ASU on its Consolidated Financial Statements.

2.	ACQUISITIONS

On March 7, 2018, the Company expanded into the advanced wastewater treatment segment of the industry with the acquisition of Delta Environmental assets from Pentair Flow Technologies for $1,000,000. The Company has reestablished the Delta brand under a new wholly owned subsidiary of Infiltrator, Delta Treatment Systems, LLC. Delta Treatment Systems manufactures and sells products for residential and commercial advanced wastewater treatment including custom package treatment plants and ECOPOD and Whitewater models.

On April 11, 2019, the Company acquired Presby Environmental, Inc. for $57,011,150 in order to expand its product line offering. The Presby Environmental products compliment the Company’s core business and helps strengthen its industry leadership position. The acquisition was structured as part purchase of individual assets and part purchase of stock. The purchase allocation to the identifiable assets acquired and liabilities assumed is preliminary and has not yet been completed as the Company is waiting on additional information to finalize the valuation of identifiable intangible assets, property and equipment, and related deferred taxes. The following table summarizes the in-process estimated fair value of the assets acquired and liabilities assumed at the date of acquisition:

Purchase price	$ 57,011,150
Current assets	5,416,590
Property and equipment	8,960,000
Other assets	-
Identifiable intangible assets	16,500,000
Current liabilities	(6,712,032)
Deferred taxes and other liabilities	(100,000)
Net identifiable assets
acquired	24,064,558
Goodwill	$ 32,946,592

The identifiable intangible assets to date represent a tradename valued at $10,500,000 and intellectual property valued at $6,000,000. The Company anticipates that additional identifiable intangible assets will be recognized once valuation work is completed.

In connection with the acquisition, the Company incurred certain transaction related costs in the amount of $1,165,298 for the period ended July 5, 2019 that have been recorded in the condensed consolidated statements of operations and comprehensive income.

Subsequent to the acquisition date, there is $3,689,357 of revenue and $1,641,937 of net income related to the acquisition recorded in the condensed consolidated statement of income and comprehensive income for the six-month period ended July 5, 2019.

The following table contains unaudited pro forma information assuming the acquisition occurred on December 30, 2017 and includes adjustments for amortization of intangibles and depreciation of fixed assets. This unaudited pro forma information is presented for illustrative purposes only and is not indicative of what actual results would have been if the acquisition had taken place on the date shown. In addition, the unaudited pro forma consolidated results are not projections of future results of operations of the combined company nor do they reflect the expected realization of any cost savings or synergies associated with the acquisition

	----- Proforma -----
	June 2019	June 2018
Net Sales	162,908,413	140,843,729
Net Income	17,984,624	8,615,401

3.	INVENTORIES

The Company’s inventories at July 5, 2019 and December 28, 2018 consist of the following:

	2019	2018
Raw materials and supplies	$ 10,769,128	$ 14,029,833
Finished goods	26,849,722	20,988,109
Total inventory	$ 37,618,851	$ 35,017,942

4.	GOODWILL AND INTANGIBLE ASSETS

Changes in the carrying amount of goodwill are as follows:

December 29, 2017	$ 172,115,558	December 28, 2018	$ 172,912,114
Delta Treatment Acquisition	796,556	Presby Environmental Acquisition	32,946,592
June 29, 2018	$ 172,912,114	July 5, 2019	$ 205,858,706

Other intangible assets consist of the following:

		July 5, 2019
	Amount	Accumulated Amortization	Net Book Value	Average Useful Life
Patents and developed technology	101,600,000	48,051,877	53,548,123	9 years
Customer relationships Trade name and	215,450,000	73,689,593	141,760,407	14 years
trademarks	53,070,000	67,911	53,002,089	5 yrs/Indefinite
$ 370,120,000		$ 121,809,381	$ 248,310,619

		December 28, 2018
	Amount	Accumulated Amortization	Net Book Value	Average Useful Life
Patents and developed technology	$ 95,600,000	$ 43,026,595	$52,573,405	9 years
Customer relationships Trade name and	215,450,000	63,157,233	152,292,767	14 years
trademarks	42,570,000	65,821	42,504,179	5 yrs/Indefinite
$ 353,620,000		$ 106,249,649	$ 247,370,351

5.	INCOME TAXES

The Company’s effective income tax rate for the six-months ended July 5, 2019 was approximately 19% as compared to approximately 28% for the six-months ended June 29, 2018. The 2019 rate includes the benefit of a reduction in the statutory state income tax rate in one of the Company’s significant states.

6.	STOCK OPTION PLAN

For the periods ended July 5, 2019 and June 29, 2018, $446,805 and $349,998 respectively, of compensation expense was recorded related to stock options.

Stock options outstanding as of each balance sheet date are as follows:

		Weighted average	Range of	Weighted average
	Options	grant date fair value	exercise price	exercise price
Outstanding at December 28, 2018	1,634,640	$5.02	$10.00 - $27.91	$10.95
Outstanding at July 5, 2019	1,634,640	$5.02	$10.00 - $27.91	$10.95

There were 1,634,640 outstanding stock options as of July 5, 2019, which have a weighted average remaining contractual life of 6.0 years. There were no forfeitures, grants, or options exercised during the period ended July 5, 2019.

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through July 24, 2019, which represents the date the condensed consolidated financial statements were available to be issued.

There were no subsequent events that would have impacted the Company’s condensed consolidated financial statements.

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